UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        January 30, 1998
         -----------------------------------------------
        Date of Report (Date of earliest event reported)


                           CANMAX INC.
      -----------------------------------------------------
      Exact Name of Registrant as Specified in its Charter)


         Wyoming                 0-22636             75-2461665
     ----------------         -----------         -------------
     (State or Other          (Commission        (IRS Employer
     Jurisdiction of          File Number)       Identification No.)
      Incorporation)


         150 West Carpenter Freeway
                Irving, Texas                            75039
     ----------------------------------------          ----------
     (Address of Principal Executive Offices)          (Zip Code)


                         (972) 541-1600
       ---------------------------------------------------
      (Registrant's Telephone Number, Including Area Code)


                  ----------------------------
  (Former Name or Former Address, If Changed Since Last Report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On January 30, 1998, Canmax Inc., a Wyoming corporation (the "Company"), acquired USCommunication Services, Inc., a Delaware corporation ("USC"), pursuant to the terms of an Agreement and Plan of Merger dated as of January 30, 1998 (the "Merger Agreement"). The information regarding the Merger Agreement was "previously reported" (as such term is defined in Rule 12b-2 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")) in the Company's Current Report on Form 8-K filed with the Commission on February 9, 1998. As previously reported, pursuant to the terms of the Merger Agreement USC was merged into (and became) a wholly owned subsidiary of the Company (the "Surviving Corporation"), and the USC shareholders received in exchange for their shares of USC an aggregate of 1.5 million shares of the Company's common stock, no par value per share ("Common Shares"), warrants to acquire up to 1.5 million Common Shares at an exercise price of $1.25 per share that are immediately exercisable (the "Series A Warrant"), and warrants to acquire 1.0 million Common Shares at an exercise price of $2.00 per share exercisable during the five year period commencing January 30, 2000 (the "Series B Warrant" and collectively with the 1.5 million Common Shares and Series A Warrant the "Merger Consideration"). In addition, Company entered into an Employment Agreement with James C. Bernet, the former President of USC, pursuant to which Mr. Bernet serves as the President of the Surviving Corporation and received (a) warrants to acquire 1.0 million Common Shares at an exercise price of $2.00 per share, the vesting of which is dependent upon the business operations of the Surviving Corporation generating after tax earnings of at least $5.0 million (subject to certain adjustments), and (b) warrants to acquire an additional 1.0 million Common Shares at an exercise price of $3.00 per share, the vesting of which is dependent upon the business operations of the Surviving Corporation generating after tax earnings of at least $8.625 million (subject to certain adjustments) (collectively, the "Performance Warrants"). Each of the Performance Warrants must vest, if at all, on or before January 30, 2001.

          Pursuant to the terms of the Merger Agreement, Mr. Bernet has the right to designate two persons to the Company's Board of Directors (of seven available Board seats), subject to Company's approval of the qualifications of such members. Although no designees have joined the Board at this time, it is anticipated that Mr. Bernet will join the Company's board of directors.

          At the effective time of the Merger Agreement, all outstanding shares of capital stock of USC were held pursuant to the terms of a voting trust established May 1, 1997 and amended December 1, 1997 (as amended, the "Trust"), and all of the Merger Consideration was issued to the Trust. Delia O'Donnell, the holder of a 62.875% beneficial interest in the Trust, is reported to have given written notice to the Trust of her intention to withdraw her shares from the Trust, which withdrawal the Company believes will be effective on or about April 1, 1998.

          The Company has received a draft of the Schedule 13D to be filed by Alan Anderson, the trustee of the Trust (the "Trustee"), reflecting Trustee's "beneficial ownership" (as defined in Rule 13d-3 of the Exchange Act) of 3.0 million, or 31.2%, of the Company's Common Shares. The Company has also received a draft of the Schedule 13D to be filed by Ms. O'Donnell, reflecting her beneficial ownership of 1,886,250, or 20.8%, of the Company's Common Shares to be withdrawn from the Trust. Pursuant to Rule 13d-3 of the Exchange Act, the beneficial ownership interests reported on behalf of Ms. O'Donnell and the Trust include Common Shares issuable upon the exercise of presently exercisable Series A Warrant (exercisable at $1.25 per share) which account for 50% of each person's reported beneficial ownership amount. On January 30, 1998, the closing price of the Common Shares, as reported on the Nasdaq SmallCap Market, was $1.125 per share, and on February 11, 1998, the closing price was $1.03125 per share.

          Neither the Series B Warrant (which is exercisable after January 30, 2000 at $2.00 per share) nor the Performance Warrants issued to Mr. Bernet (which are subject to vesting requirements and exercisable at $2.00 and $3.00 per share) are currently reportable as being "beneficially owned" by any person. Mr. Bernet and Ms. O'Donnell are husband and wife and therefore their share ownership may be aggregated for certain purposes. In the event that Mr. Bernet's Performance Warrants vest, the former shareholders of USC and Mr. Bernet would collectively have acquired or have rights to acquire (at varying exercise prices) up to 6.0 million (or approximately 47.6%) of the Company's Common Shares, and Mr. Bernet and Ms. O'Donnell would collectively own or have the right to acquire up to 4,515,000 (or 35.7%) of the Company's Common Shares.

          The Company disclaims that any change in control has occurred at this time by virtue of the transactions set forth above. If the former USC shareholders exercise the Series A Warrants and Series B Warrants, and/or the Performance Warrants vest and are exercised by Mr. Bernet, these agreements may result in a change of control of the Company at a subsequent date.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  EXHIBITS.

          Exhibit No.           Document Description
          ----------- -------------------------------------------

             2.1 Agreement and Plan of Merger dated as of January 30, 1998, among Canmax Inc., CNMX MergerSub, Inc. and USCommunication Services, Inc. (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 9, 1998 ("Form 8-K")).

             9.1 Voting Trust Agreement of Nationwide Transportation Products, Inc.
                      (subsequently known as USCommunication
                      Services, Inc.) made as of May 1, 1997
                      (filed as Exhibit 9.1 to Form 8-K).

             9.2 First Amendment to Voting Trust Agreement of USCommunication Services, Inc. dated as of December 1, 1997 (filed as Exhibit 9.2 to Form 8-K).

            10.1      Common Stock Purchase Warrant dated
                      January 30, 1998, between Canmax Inc. and
                      Delia O'Donnell, Trustee (filed as Exhibit
                      10.1 to Form 8-K).

            10.2      Common Stock Purchase Warrant dated
                      January 30, 1998, between Canmax Inc. and
                      Delia O'Donnell, Trustee (filed as Exhibit
                      10.2 to Form 8-K).

            10.3      Employment Contract dated as of January
                      30, 1998 among Canmax Inc., USCommunication
                      Services, Inc. and James C. Bernet (filed as Exhibit 10.3 to Form 8-K).

            10.4      Common Stock Purchase Warrant dated
                      January 30, 1998 between Canmax Inc. and
                      James C. Bernet (filed as Exhibit 10.4 to
                      Form 8-K).

            10.5      Common Stock Purchase Warrant dated
                      January 30, 1998 between Canmax Inc. and
                      James C. Bernet (filed as Exhibit 10.5 to
                      Form 8-K).

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CANMAX INC.


DATE: February 13, 1998       By:  /s/ Philip M. Parsons
                              ----------------------------
                              Philip M. Parsons
                              Executive Vice President and
                              Chief Financial Officer

                        INDEX TO EXHIBITS
                        -----------------

Exhibit No.                  Document Description
-----------    ------------------------------------------------------

   2.1 Agreement and Plan of Merger dated as of January 30, 1998, among Canmax Inc., CNMX MergerSub, Inc. and USCommunication Services, Inc. (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 9, 1998 ("Form 8-K")).

   9.1         Voting Trust Agreement of Nationwide
               Transportation Products, Inc. (subsequently known as USCommunication Services, Inc.) made as of May 1, 1997 (filed as Exhibit 9.1 to Form
               8-K).

   9.2         First Amendment to Voting Trust Agreement of
               USCommunication Services, Inc. dated as of December 1, 1997 (filed as Exhibit 9.2 to Form
               8-K).

  10.1         Common Stock Purchase Warrant dated January 30,
               1998, between Canmax Inc. and Delia O'Donnell,
               Trustee (filed as Exhibit 10.1 to Form 8-K).

  10.2         Common Stock Purchase Warrant dated January 30,
               1998, between Canmax Inc. and Delia O'Donnell,
               Trustee (filed as Exhibit 10.2 to Form 8-K).

  10.3         Employment Contract dated as of January 30,
               1998 among Canmax Inc., USCommunication
               Services, Inc. and James C. Bernet (filed as
               Exhibit 10.3 to Form 8-K).

  10.4         Common Stock Purchase Warrant dated January 30,
               1998 between Canmax Inc. and James C. Bernet
               (filed as Exhibit 10.4 to Form 8-K).

  10.5         Common Stock Purchase Warrant dated January 30,
               1998 between Canmax Inc. and James C. Bernet
               (filed as Exhibit 10.5 to Form 8-K).